UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):               April 30, 2003



                               Atrion Corporation
             (Exact name of registrant as specified in its charter)


         Delaware                     0-10763                   63-0821819
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)



One Allentown Parkway, Allen, Texas                              75002
(Address of Principal Executive Offices)                       (Zip Code)



Registrant's Telephone Number, including area code:  (972) 390-9800


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Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
  No.           Description
-------         -----------

   99.1         Press Release dated April 30, 2003 issued by Atrion Corporation.


Item 9.  Regulation FD Disclosure; Information Furnished Under Item 12.

     The information contained in this Current Report on Form 8-K, which is required by Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure" pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. As such, the information contained herein shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On April 30, 2003, Atrion Corporation issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of such release is attached hereto as Exhibit 99.1.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ATRION CORPORATION



                                            By: /s/ Emile A. Battat
                                               ---------------------------------
                                            Its: Chairman, President and
                                                 Chief Executive Officer






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Date: April 30, 2003

                                INDEX TO EXHIBITS

Exhibit
  No.           Description
------          -----------

   99.1         Press Release dated April 30, 2003 issued by Atrion Corporation.